EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Cosmo Palmieri, Treasurer of Oriole Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of Oriole Inc. for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriole Inc.

Dated: April 11, 2005

/s/ Cosmo Palmieri
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Cosmo Palmieri
Treasurer
(Principal Financial  Officer and Principal Accounting Officer)